UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2018, Reverse Mortgage Solutions, Inc. (“RMS”), a wholly owned indirect subsidiary of Ditech Holding Corporation (the “Company”), entered into a Master Repurchase Agreement with Barclays Bank PLC (“Barclays”) (the “Warehouse Agreement”). In addition, the Company provided Barclays with a guaranty (the “Guaranty”) to support RMS’s obligations under the Warehouse Agreement.

The Warehouse Agreement is structured as a master repurchase agreement and provides for an initial maximum aggregate purchase price of $212,000,000 (the “Warehouse Facility”). The Warehouse Facility matures on April 22, 2019 and will be used by RMS to finance Home Equity Conversion Mortgages that RMS is required to repurchase from Ginnie Mae HMBS securitizations. The $212,000,000 maximum aggregate purchase price is provided by Barclays on a committed basis and can be reduced to $200,000,000 in Barclays’ sole discretion or at RMS’s request.

The Warehouse Facility contains affirmative and negative covenants and representations and warranties customary for financings of this type and requires RMS to comply with certain financial covenants relating to liquidity, adjusted tangible net worth and leverage. Similarly, the Guaranty also contains covenants and representations and warranties customary for guaranties provided to support financings of this type and requires the Company to comply with the financial covenants contained in the Company’s Second Amended and Restated Credit Agreement, which was entered into on February 9, 2018, among the Company, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and the other parties party thereto.

The foregoing description of the Warehouse Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Warehouse Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Repurchase Agreement, dated as of April 23, 2018, between Barclays Bank PLC and Reverse Mortgage Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: April 26, 2018	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary